SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                          _____________________________

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          _____________________________

       Date of Report (Date of earliest event reported): January 24, 2003

                         Quest Diagnostics Incorporated
             (Exact name of Registrant as specified in its charter)

    Delaware                       1-12215                      16-1387862
(State or other             Commission File Number           (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation)
                          _____________________________

                               One Malcolm Avenue
                           Teterboro, New Jersey 07608
                                 (201) 393-5000
          (Address of principal executive offices and telephone number, including area code)

                          _____________________________



Item 9.       Regulation FD Disclosure.
              -------------------------

On January 24, 2003, Quest Diagnostics Incorporated issued a press release.

                                    Signature

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2003

                                         QUEST DIAGNOSTICS INCORPORATED



                                         By: /s/ Robert A. Hagemann
                                            ------------------------------------
                                            Name:   Robert A. Hagemann
                                            Title:  Vice President and
                                                    Chief Financial Officer



    Exhibit Index

    Exhibit 99.1 Press release of the Company issued on January 24, 2003.